                                   EXHIBIT 5

                              FORM OF APPLICATION

CANADA LIFE                                                                                            TRILLIUM(R)
INSURANCE COMPANY OF AMERICA                                                                       APPLICATION FOR
P.O. BOX 105662                                                         FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY
ATLANTA, GA  30348-5662                       (FOR ALL STATES EXCEPT AZ, AR, CO, FL, KY, NJ, NY, OH, OR, PA AND WA)
(800) 905-1959

--------------------------------------------------------------------------------
1.  OWNERS (APPLICANTS)
--------------------------------------------------------------------------------

Name* __________________________________________________________________________
             First                 Middle               Last

Address ________________________________________________________________________
             Street

________________________________________________________________________________
             City                  State                Zip

                                                           ------ ------- ------
Sex  [_] M  [_] F  [_] Other             Date of Birth
                                                           ------ ------- ------
                                                           Month    Day    Year

Daytime Phone Number  (    ) _____________________________
[_][_][_][_][_][_][_][_][_] or [_][_][_][_][_][_][_][_][_]
   Social Security Number             Tax ID Number

Client Brokerage Acct. # (If applicable) _______________________________________

================================================================================
JOINT OWNER (Optional)

Name* __________________________________________________________________________
             First                 Middle               Last

                                                           ------ ------- ------
Sex  [_] M  [_] F  [_] Other             Date of Birth
                                                           ------ ------- ------
                                                            Month   Day    Year

[_][_][_][_][_][_][_][_][_] or [_][_][_][_][_][_][_][_][_]
   Social Security Number             Tax ID Number

--------------------------------------------------------------------------------
2.  BENEFICIARIES
--------------------------------------------------------------------------------

 Enclose signed letter if more information is required.

1.  Name*_______________________________________________________________________
             First                 Middle               Last

[_][_][_][_][_][_][_][_][_] or [_][_][_][_][_][_][_][_][_]
     Social Security Number           Tax ID Number

Relationship ___________________________________ Percentage ___________________%

2.  Name*_______________________________________________________________________
             First                 Middle               Last

[_][_][_][_][_][_][_][_][_] or [_][_][_][_][_][_][_][_][_]
   Social Security Number             Tax ID Number

Relationship ___________________________________ Percentage ___________________%

================================================================================
CONTINGENT BENEFICIARY

Name*___________________________________________________________________________
             First                 Middle               Last

[_][_][_][_][_][_][_][_][_] or [_][_][_][_][_][_][_][_][_]
   Social Security Number             Tax ID Number

Relationship ___________________________________ Percentage ___________________%

--------------------------------------------------------------------------------
3.  TYPE OF ACCOUNT (MUST BE COMPLETED)
--------------------------------------------------------------------------------
IRA: [_] Traditional    [_] Roth     [_] Simple        [_] SEP

IRA Transfer/Rollover?  [_] Yes      [_] No            IRA Tax Year is__________
[_] 401(k)              [_] 457      [_] Non-Qualified
[_] 403(b)              [_] Keogh    [_] (HR-10) Other

--------------------------------------------------------------------------------
4.  ANNUITANTS  (IF DIFFERENT FROM OWNER)
--------------------------------------------------------------------------------

Name*___________________________________________________________________________
             First                 Middle               Last

Address_________________________________________________________________________
             Street

________________________________________________________________________________
             City                  State                Zip

                                                           ------ ------- ------
Sex  [_] M  [_] F                        Date of Birth
                                                           ------ ------- ------
                                                           Month    Day    Year

[_][_][_][_][_][_][_][_][_]
   Social Security Number

--------------------------------------------------------------------------------
JOINT-ANNUITANT (Optional)

Name*___________________________________________________________________________
             First                 Middle               Last

                                                           ------ ------- ------
Sex  [_] M  [_] F                        Date of Birth
                                                           ------ ------- ------
                                                            Month   Day    Year

[_][_][_][_][_][_][_][_][_]
   Social Security Number

--------------------------------------------------------------------------------
5. MY INVESTMENT
--------------------------------------------------------------------------------

Allocate payment with application of $ __________ as indicated below (MUST TOTAL 100%):

[_____% Cash Management        (21)     _____% Income                  (22)
______% Bond                   (23)     _____% Common Stock            (24)
______% Capital                (25)     _____% International           (26)
______% Communic. & Inform.    (27)     _____% Global Growth Oppor.    (28)
______% Global Smaller Cos.    (29)     _____% Frontier                (41)
______% High Yield Bond        (42)     _____% Global Technology       (43)
______% Small-Cap Value        (44)     _____% Large-Cap Value         (45)
                                        _____% Large-Cap Growth        (  )]

[_] Check here if you are using Seligman Time Horizon Matrix(SM). If so, PLEASE LEAVE INVESTMENT ALLOCATION BLANK IN THIS SECTION AND ATTACH TIME HORIZON MATRIX(SM) ELECTION FORM.

--------------------------------------------------------------------------------
                             FIXED ACCOUNT OPTIONS

   _____% 1 Yr. (201)   _____% 5 Yr. (205)  _____% 10 Yr. (210)
   _____% 3 Yr. (203)   _____% 7 Yr. (207)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6.  REPLACEMENT
Will this Annuity replace or change any other insurance or annuity?
[_] No   [_] Yes -   Company ___________________________________________________
                     Policy No. _____________ (Please attach replacement forms.)

7.  PRE-AUTHORIZED CHECK (PAC)
I authorize the Company to collect $ ________________ (MINIMUM $100/$50-IRA) starting on ____________________________________ by initiating electronic debit entries to my account.

Select One: [_] Checking (attach voided check) [_] Savings (attach deposit slip)

If start date is not indicated, this option will commence 30 days from issue date. This option is not available on the 29th, 30th or 31st day of each month.

--------------------------------------------------------------------------------
8.  FOR AGENTS ONLY
--------------------------------------------------------------------------------

[_] Option A  (No Trail)    [_] Option B  (Trail)    [_] Option C  (Trail)
[_] Option D (Trail)

* Unless subsequently changed in accordance with terms of Policy issued.

--------------------------------------------------------------------------------
9. SERVICE OPTIONS
--------------------------------------------------------------------------------
BY INITIALING THE BOX(ES) IN THIS SECTION, I/WE HEREBY AUTHORIZE THE COMPANY TO INITIATE THE OPTION(S) INDICATED. I/WE UNDERSTAND AND AGREE TO ANY AUTHORIZATION AS FOLLOWS: 1) ONLY APPLIES TO THE POLICY APPLIED FOR AND SEPARATE AUTHORIZATION MUST BE COMPLETED FOR ANY OTHER POLICIES. 2) WILL CONTINUE IN EFFECT UNTIL THE COMPANY RECEIVES WRITTEN REVOCATION FROM ME/US OR THE COMPANY DISCONTINUES THE OPTION(S).

I/WE WILL CONSULT THE CURRENT PROSPECTUS FOR MORE DETAILS ON THE SERVICE OPTIONS BELOW, SUCH AS THE MINIMUMS AND MAXIMUMS

================================================================================

---------------------
                       TELEPHONE TRANSFER AUTHORIZATION
---------------------

I/We authorize the Company to act on transfer instructions given by telephone from any person who can furnish identification. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone transfer if the Company or such other person acted on telephone transfer instructions in good faith in reliance on this authorization. I/We accept and will comply with the procedures established by the Company from time to time.
================================================================================

---------------------
                        DOLLAR COST AVERAGING*
---------------------

I/We hereby authorize the Company to automatically transfer, on a periodic basis, amounts for regular level investments over time, from one sub-account or the 1 year Fixed Account shown on this form, to any of the other sub-accounts or Fixed Accounts specified on this form.

Transfer $ _________ From __________________ Start Date ________________________
Stop Date _____________ or Number of Transfers ___________________ on a

[_]  Monthly     [_]  Quarterly     [_] Semi-Annually     [_]  Annually

Transfer above amount to (please use numeric codes listed in Section 6):

_______________      ________________      ________________      _______________

_______________      ________________      ________________      _______________

_______________      ________________      ________________      _______________

--------------------------------------------------------------------------------
10. REMARKS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------
                     SYSTEMATIC WITHDRAWAL PRIVILEGE (SWP)*
--------------------

I/We hereby authorize the Company to initiate withdrawals from my Policy, via Electronic Funds Transfer, as indicated below.

Select One: [_] Checking (attach voided check) [_] Savings (attach deposit slip)

Withdraw:   [_] Maximum amount allowed without incurring a Surrender Charge, or  $_________, to start on _________/_________/__________
                              Month      Day      Year

Stop Date: ________________ or Number of Withdrawals:__________.

Withdraw From (please use numeric codes listed in Section 6):

_______________      ________________      ________________      _______________

_______________      ________________      ________________      _______________

_______________      ________________      ________________      _______________

_______________      ________________      ________________      _______________

Frequency of Withdrawal:  [_] Monthly  [_] Quarterly   [_] Semi-Annually
[_] Annually

Please  [_] Withhold    [_] Do Not Withhold Federal Income Taxes. (If left
blank, 10% of federal taxes will be automatically withheld).

NOTE: WITHDRAWALS FROM THE 3,5,7 AND 10 YEAR FIXED ACCOUNTS WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT.
================================================================================

---------------------
                      PORTFOLIO REBALANCING *
---------------------

I/We hereby authorize the Company to provide portfolio rebalancing services as indicated below:

Frequency of Rebalancing:  [_] Quarterly    [_] Semi-Annually   [_] Annually

--------------------------------------------------------------------------------
11.  SIGNATURES
--------------------------------------------------------------------------------

STATEMENT OF APPLICANT: To the best of the knowledge and belief of the person(s) signing below, all statements in this Application are true and correctly worded. Each person signing below adopts all statements made in this Application and agrees to be bound by them. IT IS AGREED THAT THE POLICY WILL NOT TAKE EFFECT UNTIL THE LATER OF: 1) THE POLICY IS ISSUED; OR 2) WE RECEIVE AT OUR ADMINISTRATIVE OFFICE THE FIRST PREMIUM REQUIRED UNDER THE POLICY. No agent or registered representative can modify this agreement or waive any of the Company's rights or requirements. 3) I/WE CERTIFY THAT THE NUMBER SHOWN ON THIS FORM IS MY/OUR SOCIAL SECURITY # OR TAXPAYER ID #. 4) THE POLICY I/WE HAVE APPLIED FOR IS SUITABLE FOR MY/OUR INSURANCE INVESTMENT OBJECTIVES, FINANCIAL SITUATION, AND NEEDS. I/WE UNDERSTAND THAT ALL ACCUMULATION BENEFITS AND VALUES PROVIDED BY THE VARIABLE ACCOUNT MAY INCREASE OR DECREASE DAILY DEPENDING ON INVESTMENT PERFORMANCE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS. I/WE FURTHER UNDERSTAND THAT AMOUNTS TRANSFERRED, WITHDRAWN, OR SURRENDERED UNDER THIS POLICY FROM THE 3,5,7 & 10 YEAR FIXED ACCOUNTS MAY INCREASE OR DECREASE IN ACCORDANCE WITH A MARKET VALUE ADJUSTMENT DURING THE TERM PERIOD SPECIFIED IN THIS POLICY, SUBJECT TO THE MINIMUM VALUES DEFINED IN THE POLICY. [_] I/WE REQUEST THE STATEMENT OF ADDITIONAL INFORMATION.

[_] I I/WE ACKNOWLEDGE RECEIPT OF THE EFFECTIVE PROSPECTUS(ES) FOR THE POLICY, DATED.

________________________________________________________________________________________________________________________________
  Signed in (State)           Date Signed            Signature of Owner/Applicant    Signature of Joint Owner
________________________________________________________________________________________________________________________________
  Signature of Annuitant (if different from Owner)   Signature of Joint-Annuitant    (if different from Owner) Signature of
                                                                                    Irrevocable Beneficiary (if designated)

STATEMENT OF AGENT: I certify that 1) the applicant signed this Application; 2) I am authorized and qualified to discuss the Policy herein applied for; and 3) to the best of my knowledge replacement [_] is [_] is not involved.

________________________________________________________________________________________________________________________________
  Print Registered Representative/Agent Name         Name of Firm                                         Date Signed

________________________________________________________________________________________________________________________________
  Signature of Agent                                 Branch Address(if designated)

________________________________________________________________________________________________________________________________
  Agent Number                                       State License ID Number       Agent Phone Number     Agent Fax Number

* If start date is not indicated, this option will commence 30 days from issue date. This option is not available on the 29th, 30th or 31st day of each month.

XXXXXX